UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2012

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1880 S. Dairy Ashford, Suite 300
Houston, Texas		77077-4760
(Address of principal executive offices)		(zip code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 5, 2012, RigNet, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing that the Company and the shareholders of Nessco Group Holdings Ltd. (“Nessco”) had entered into a Share Purchase Agreement dated July 5, 2012. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on July 5, 2012. This filing on Current Report Form 8-K/A is for the sole purpose of including the financial statements of Nessco and the pro forma financial information giving effect to the acquisition of Nessco required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 - Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements of Nessco Group Holdings Ltd. are being filed with this report as Exhibit 99.1:

•	Independent Auditors’ Report;

•	Consolidated Profit and Loss Accounts for years ended March 31, 2012 and 2011 (audited);

•	Consolidated Statement of Recognised Gains and Losses for years ended March 31, 2012 and 2011 (audited);

•	Consolidated and Company Balance Sheets as of March 31, 2012 and 2011 (audited);

•	Consolidated Cash Flow Statements for the years ended March 31, 2012 and 2011 (audited);

•	Notes to the Consolidated Cash Flow Statement;

•	Notes to the Financial Statements

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2012;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2011 and six months ended June 30, 2012

(d)	Exhibits

Exhibit Number	Exhibit Description

2.1*	Share Purchase Agreement between RigNet, Inc. and the shareholders of Nessco Group Holdings Ltd. dated July 5, 2012.

23.1	Consent of Johnston Carmichael LLP

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

*	Previously filed with the Current Report on Form 8-K filed by the Company on July 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Date: September 17, 2012

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